UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

SPARTANNASH COMPANY

(Exact name of registrant as specified in its charter)

Michigan	000-31127	38-0593940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07	Submission of Matters to a Vote of Security Holders.

SpartanNash Company (formerly known as Spartan Stores, Inc.) held its annual meeting of shareholders on May 28, 2014. At that meeting, the Company’s shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring in 2015, by the following vote:

	Votes Cast
	For	Withheld	Broker Non-Votes
M. Shân Atkins	30,867,244	408,192	3,011,342
Mickey P. Foret	31,068,077	207,359	3,011,342
Dennis Eidson	30,980,617	294,819	3,011,342
Frank M. Gambino	30,870,686	404,750	3,011,342
Douglas A. Hacker	31,179,531	95,905	3,011,342
Yvonne R. Jackson	31,181,153	94,283	3,011,342
Elizabeth A. Nickels	30,868,837	406,599	3,011,342
Timothy J. O’Donovan	30,979,529	295,907	3,011,342
Hawthorne L. Proctor	31,071,240	204,196	3,011,342
Craig C. Sturken	30,958,182	317,254	3,011,342
William R. Voss	31,152,134	123,302	3,011,342

2.	Shareholders approved an amendment to the Company’s Articles of Incorporation to change the name of the Company to “SpartanNash Company” by the following vote:

Votes for	34,128,305
Votes against	133,766
Abstentions	24,707
Broker Non-Votes	—

3.	In a non-binding advisory vote to approve the executive compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, shareholders approved the proposal by the following vote:

Votes for	29,140,531
Votes against	2,064,382
Abstentions	70,523
Broker Non-Votes	3,011,342

4.	A proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year ending January 3, 2015 was approved by the following vote:

Votes for approval	33,443,462
Votes against	819,114
Abstentions	24,202
Broker Non-Votes	—

Item 7.01.	Regulation FD Disclosure.

On May 28, 2014, the Company issued a press release announcing the results of voting at the Annual Meeting of Shareholders. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

The information reported in this Item 7.01 (including the press release) is furnished to and not “filed” with the Commission for the purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits: The following documents are attached as an exhibit to this report on Form 8-K:

99.1	Press Release dated May 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2014	SPARTANNASH COMPANY

	By	/s/ David M. Staples
David M. Staples Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release dated May 28, 2014.